                                EXHIBIT (8)(g)(1)
                                -----------------

                            FORM OF AMENDMENT NO. 2
                      TO ALLIANCE PARTICIPATION AGREEMENT

                                AMENDMENT NO. 2
                                      TO
                            PARTICIPATION AGREEMENT

    Amendment No. 2 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"), formerly known as PFL LIFE INSURANCE COMPANY; AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

    Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                              AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

--------------------------------- ------------------------------- -------------------------------
  Name of Separate Account and
 Date Established by the Board       SEC File Numbers of the
          of Directors                   Contracts Funded                   Portfolios

--------------------------------- ------------------------------- -------------------------------
     Separate Account VA A          33 Act File No. 333-26209      .   Growth Portfolio
       February 17, 1997            40 Act File No. 811-09172      .   Premier Growth Portfolio
                                   (The Atlas Portfolio Builder    .   Technology Portfolio
                                        Variable Annuity)

--------------------------------- ------------------------------- -------------------------------
  Retirement Builder Variable       33 Act File No. 333-07509      .   Premier Growth Portfolio
        Annuity Account             40 Act File No. 811-07689      .   Technology Portfolio
         March 29, 1996             (Portfolio Select Variable
                                           Annuity(SM))

--------------------------------- ------------------------------- -------------------------------
     Separate Account VA B          33 Act File No. 033-33085      .   Alliance Growth &
        January 19, 1990            40 Act File No. 811-06032          Income Portfolio
                                      (Transamerica Landmark       .   Alliance Premier Growth
                                       Variable Annuity and            Portfolio
                                     Transamerica Landmark ML
                                        Variable Annuity)

                                    33 Act File No. 033-56908
                                    40 Act File No. 811-06032
                                      (Transamerica Freedom
                                        Variable Annuity)

--------------------------------- ------------------------------- -------------------------------

--------------------------------- ------------------------------- -------------------------------
     Separate Account VA C          33 Act File No. 333-83957      .   Alliance Growth &
       February 20, 1997            40 Act File No. 811-09503          Income Portfolio
                                   (Transamerica EXTRA Variable    .   Alliance Premier
                                             Annuity)                  Growth Portfolio

--------------------------------- ------------------------------- -------------------------------
     Separate Account VA D          33 Act File No. 333-94489      .   Alliance Growth &
       February 20, 1997            40 Act File No. 811-09777          Income Portfolio
                                  (Transamerica Access Variable    .   Alliance Premier
                                             Annuity)                  Growth Portfolio

--------------------------------- ------------------------------- -------------------------------

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

        Effective Date: May 1, 2001


TRANSAMERICA LIFE INSURANCE              ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                  By:  Alliance Capital Management
(Formerly PFL Life Insurance Company)         Corporation, its General Partner

By:_________________________________     By:____________________________________

Name:_______________________________     Name:__________________________________

Title:______________________________     Title:_________________________________

AFSG SECURITIES CORPORATION              ALLIANCE FUND DISTRIBUTORS, INC.

By:_________________________________     By:____________________________________

Name:_______________________________     Name:__________________________________

Title:______________________________     Title:_________________________________

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